Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of Wackenhut Corrections Corporation (the “Company”) for the period ended June 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q/A”), I, John G. O’Rourke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John G. O’Rourke

John G. O’Rourke
Chief Financial Officer
November 10, 2003

This certification accompanies the Form 10-Q/A pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company pursuant to the Exchange Act and does not constitute a part of the Form 10-Q/A.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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